EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of September 28, 2006 (the “First Amendment”), is by and among TRUSTREET PROPERTIES, INC., a Maryland corporation (together with any permitted successors and assigns, the “Borrower”), the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender (each as defined in the Credit Agreement) and BANC OF AMERICA SECURITIES LLC, as sole lead arranger (the “Sole Lead Arranger”) and sole book manager (the “Sole Book Manager”), and is an amendment to that certain Credit Agreement dated as of April 8, 2005 by and among the parties to this First Amendment (as the same may have been otherwise or further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

W I T N E S S E T H

WHEREAS, the Borrower and the Guarantors have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1. Amendments to Credit Agreement. The parties to this First Amendment hereby agree that from and after the First Amendment Effective Date (as such term is defined below) the Credit Agreement is amended as follows:

(a) Definitions. Article I of the Credit Agreement is hereby amended (i) with regard to such of the following terms that are currently set forth in such Article I, by deleting the definitions for the following terms and replacing in the appropriate alphabetical order such deleted definitions with the new definitions set forth below and (ii) with regard to such of the following terms that are not currently set forth in such Article I, by adding in the appropriate alphabetical order the definitions for the following terms.

““Applicable Margin” means, for the purposes of calculating (a) the Letter of Credit Fees for the purposes of Section 2.03(i), (b) the interest rates applicable to Eurodollar Revolving Loans and Eurodollar Term Loans for the purposes of Section 2.08(a), and (c) the interest rates applicable to Base Rate Revolving Loans, Base Rate Term Loans and Swing Line Loans for the purposes of Section 2.08(a), the following basis points per annum:

Pricing Level	Consolidated Leverage Ratio	Eurodollar Revolving Loan Margin and Letter of Credit Fee Margin	Eurodollar Term Loan Margin	Base Rate Revolving Loan Margin	Base Rate Term Loan and Swing Line Loan Margin

1	< 45%	100	200	0	50
2	>45% and < 50%	125	200	0	50
3	> 50% and < 60%	150	200	25	50
4	> 60%	175	200	50	50

Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall become effective the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance therewith, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day immediately following delivery thereof. The Applicable Margin in effect from the First Amendment Effective Date through the date for delivery of the Compliance Certificate for the fiscal quarter ending September 30, 2006 shall be determined based upon Pricing Level 3. Determinations by the Administrative Agent of the appropriate Pricing Level shall be conclusive absent manifest error.”

““Approved Acquired Concept” means any Concept that the Required Lenders have, in connection with the Acquisition by the Borrower or any of its Subsidiaries of a portfolio of real estate assets, approved for qualification as such in writing (such approval not to be unreasonably withheld or delayed); provided, that any such qualification shall not, in any case, extend beyond the date which is twenty-four (24) months following the applicable Acquisition.”

““Approved Acquired Tenant” means any Tenant that the Required Lenders have, in connection with the Acquisition by the Borrower or any of its Subsidiaries of a portfolio of real estate assets, approved for qualification as such in writing (such approval not to be unreasonably withheld or delayed); provided, that any such qualification shall not, in any case, extend beyond the date which is twenty-four (24) months following the applicable Acquisition.”

““BBA Development Property” means, as of any date of determination, each Real Property meeting each of the following criteria:

(a) such Real Property has not been a BBA Development Property for a period in excess of twelve (12) calendar months;

(b) such Real Property is a Development Property;

(c) such Real Property is the subject of an executed lease or related binding letter of intent that fails to qualify as a Borrowing Base Lease solely as a result of (i) the failure of the applicable Tenant to commence rental payments thereunder (to the extent such failure is solely related to the pending completion of the applicable improvements in accordance with the terms of such lease); and (ii) the failure of the improvements located on the property to be fully completed and occupied;

(d) construction with respect to such Real Property is on schedule, within the budget for such construction (subject to any applicable contingencies) and projected to be completed as of any date required in the applicable lease/letter of intent related to such Real Property and, in any case, within twelve (12) months of the date on which such Real Property is first listed as a BBA Development Property;

(e) such Real Property is either (i) 100% owned in fee simple by any Loan Party; (ii) majority owned by a Loan Party or (iii) leased by any Loan Party such that the applicable Real Property qualifies as a Qualified Ground Lease Asset;

(f) such Real Property either (i) is set forth on Schedule 5.01(n) hereto (as such schedule may be updated from time to time in accordance with Section 7.02(b)) or (ii) has been added by the Borrower to the calculation of the Borrowing Base during the then-continuing fiscal quarter, in each case to the extent that such Real Property has not been removed from the calculation of the Borrowing Base during the then-continuing fiscal quarter;

(g) such Real Property is located in the United States of America;

(h) such Real Property is intended to be operated as a restaurant, automobile service station or other similar service retail property or has been otherwise expressly approved by the Administrative Agent in writing and in the Administrative Agent’s discretion;

(i) that is not the subject of any condemnation proceeding(s) as of such date that is or are material to the future profitable operation of such Real Property and has not, since initial qualification as a “BBA Development Property” hereunder, been subject to any condemnation that is material to the future profitable operation of such Real Property;

(j) neither such Real Property nor any interest of any applicable Loan Party therein (including the lease thereof or any indirect interest owned by the Loan Parties), is subject to (i) any Lien other than Permitted Liens of the types described in clauses (c), (d), (g), (j), and/or (k) of Section 8.01 or (ii) any Negative Pledge; and

(k) that is (and, in the case of a Real Property constituting an interest in land alone, the material improvements located thereon are) free of all structural defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Real Property.”

““BBA Development Property Amount” means, as of any date of determination with respect to the BBA Development Properties, collectively, an amount equal to (a) the aggregate net Investment of the owners in such BBA Development Properties; provided, that such Investment shall be multiplied by (b) (i) if such Real Property is owned by a Wholly-Owned Subsidiary of the Borrower, one; or (ii) if such Real Property is owned by a Consolidated Party that is not the Borrower or a Wholly-Owned Subsidiary of the Borrower, the Borrower Interest with respect to such Consolidated Party).”

““BBA EBITDA” means, for any Calculation Period, the aggregate Property-Level EBITDA generated over such period by the BBA Operating Properties and the BBA Newly Acquired Properties; provided, however, that for BBA Newly Acquired Properties, the Property-Level EBITDA generated by such BBA Newly Acquired Properties shall, for purposes of this definition, equal the annualized Property-Level EBITDA from such BBA Newly Acquired Properties (based on the Property-Level EBITDA from the date of acquisition through the end of such period).”

““BBA Newly Acquired Property” means as of any date of determination, each Real Property that fails to qualify as a BBA Operating Property solely as a result of the applicable Consolidated Party’s failure to have owned such Real Property for a period equal to or in excess of twelve (12) months pursuant to clause (i) of the definition of “BBA Operating Property.””

““BBA Newly Acquired Property Amount” means, as of any date of determination with respect to the BBA Newly Acquired Properties, collectively, an amount equal to (a) the aggregate undepreciated book value of such BBA Newly Acquired Properties (as determined in accordance with GAAP; provided, that such undepreciated book value shall be multiplied by (b) (i) if such Real Property is owned by a Wholly-Owned Subsidiary of the Borrower, one; or (ii) if such Real Property is owned by a Consolidated Party that is not the Borrower or a Wholly-Owned Subsidiary of the Borrower, the Borrower Interest with respect to such Consolidated Party).”

““BBA Operating Property” means, as of any date of determination, each Real Property (whether an interest in land alone or an interest in land and/or (to the extent located on such land or on land subject to a Qualified Ground Lease) the improvements located thereon):

(a) that either (i) is set forth on Schedule 5.01(n) hereto (as such schedule may be updated from time to time in accordance with Section 7.02(b)) or (ii) has been added by the Borrower to the calculation of the Borrowing Base during the then-continuing fiscal quarter, in each case to the extent that such Real Property has not been removed from the calculation of the Borrowing Base during the then-continuing fiscal quarter;

(b) with respect to which there exists a fully executed, delivered and effective Borrowing Base Lease (which is, to the extent the Administrative Agent has requested and reviewed same, in form and substance reasonably acceptable to the Administrative Agent; otherwise, the reasonable good faith judgment of the Borrower shall govern such determination);

(c) that is either (i) 100% owned in fee simple by any Loan Party; (ii) majority owned by a Loan Party or (iii) leased by any Loan Party such that the applicable Real Property qualifies as a Qualified Ground Lease Asset;

(d) with respect to which neither such Real Property nor any interest of any applicable Loan Party therein (including the lease thereof or any indirect interest owned by the Loan Parties), is subject to (i) any Lien other than Permitted Liens of the types described in clauses (c), (d), (g), (j), and/or (k) of Section 8.01 or (ii) any Negative Pledge;

(e) that is not (and, in the case of a Real Property constituting an interest in land alone, the material improvements located thereon are not) the subject of any condemnation proceeding(s) as of such date that is or are material to the profitable operation of such Real Property and has not, since initial qualification as a “BBA Operating Property” hereunder, been subject to any condemnation that is material to the profitable operation of such Real Property;

(f) that is operated as (or, in the case of a Real Property constituting an interest in land alone, on which is operated) a restaurant, automobile service station or other similar service retail property or has been otherwise expressly approved by the Administrative Agent in writing and in the Administrative Agent’s discretion;

(g) that is (and, in the case of a Real Property constituting an interest in land alone, the material improvements located thereon are) free of all structural defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Real Property;

(h) that is located in the United States of America; and

(i) that has been owned by the applicable Consolidated Party for a period equal to or in excess of twelve (12) months.”

““Borrower Materials” has the meaning specified in Section 7.02 hereof.”

““Borrowing Base” means, as of any date of determination, an amount equal to (a) (i) fifty-five percent (55.0%) multiplied by (ii) the Borrowing Base Asset Value as of such date, less (b) the BBE Guarantee Amount.”

““Borrowing Base Asset” means each BBA Operating Property, each BBA Development Property, each BBA Newly Acquired Property, in each case, to the extent included from time to time on Schedule 5.01(n) attached hereto (and regardless of whether any such property is actually used in the calculation of the Borrowing Base Asset Value or is removed from such calculation pursuant to any of subclauses (i)-(vii) of the definition thereof).”

““Borrowing Base Asset Value” means, as of any given calculation date, an amount equal to the sum of (a) (i) BBA EBITDA generated by the BBA Operating Properties for the most recent Calculation Period; divided by (ii) the Capitalization Rate, plus (b) the BBA Development Property Amount as of such date, plus (c) the BBA Newly Acquired Property Amount as of such date; provided, however, that:

(i) the Borrowing Base Leases with respect to the Borrowing Base Assets contributing to the calculation of the Borrowing Base Asset Value:

(A) shall not, in any case, have a weighted average remaining lease term of less than six (6) years; to the extent the weighted average of the remaining lease term(s) of the underlying leases with respect to the assets contributing to the Borrowing Base Asset Value (with each such lease’s term given a weighting in relation to the other leases involved in such calculation based on the contribution of each such lease to the Borrowing Base Asset Value) is less than six (6) years, Borrowing Base Assets with remaining lease terms of less than six (6) years and their related Property-Level EBITDA shall be removed from the calculation of Borrowing Base Asset Value until the weighted average of the remaining lease terms with respect to the assets contributing to such calculation is equal to or greater than six (6) years; and

(B) shall not, in any case, include leases with respect to which required base rental payments, principal or interest payments, or other payments due thereunder are, as of the date of determination, more than sixty (60) days past due with respect to payables greater than, in the aggregate, 0.125% of the total annual base rent payable in connection with such Borrowing Base Leases; to the extent Borrowing Base Assets with Borrowing Base Leases subject to late or delinquent rental payments in excess of 0.125% would otherwise be included in the calculation of the Borrowing Base Asset Value, Borrowing Base Assets with delinquent rental payments shall be removed from the calculation of Borrowing Base Asset Value until such excess is eliminated;

(ii) the aggregate value of assets subject to Qualified Ground Leases shall not, in any case, exceed ten percent (10%) of Borrowing Base Asset Value; to the extent the aggregate value of such assets constitutes more than ten percent (10%) of Borrowing Base Asset Value, assets subject to Qualified Ground Leases and their related values shall be removed from the calculation of the Borrowing Base Asset Value to the extent necessary to eliminate such excess;

(iii) the aggregate value of assets with respect to any single Concept shall not, in any case, account for more than fifteen percent (15%) (or, in the case of the Golden Corral Concept or any Approved Acquired Concept, twenty percent (20%)) of the Borrowing Base Asset Value; to the extent the aggregate value of such assets constitutes more than fifteen percent (15%) (or, in the case of the Golden Corral Concept or any Approved Acquired Concept, twenty percent (20%)) of Borrowing Base Asset Value, the value of assets related to such Concept(s) shall be removed from the calculation of Borrowing Base Asset Value to the extent necessary to eliminate such excess;

(iv) the aggregate value of assets with respect to any single Tenant shall not, in any case, account for more than ten percent (10%) (or, in the case of Golden Corral Corp. or any Approved Acquired Tenant, fifteen percent (15%)) of the Borrowing Base Asset Value; to the extent the aggregate value of such assets constitutes more than more than ten percent (10%) (or, in the case of Golden Corral Corp. or any Approved Acquired Tenant, fifteen percent (15%)) of Borrowing Base Asset Value, the value of assets related to such Tenant(s) shall be removed from the calculation of Borrowing Base Asset Value to the extent necessary to eliminate such excess;

(v) the aggregate value of assets held by Borrowing Base Entities which are not Wholly-Owned Subsidiaries shall not, in any case, exceed ten percent (10%) of Borrowing Base Asset Value; to the extent the aggregate value of such assets constitutes more than ten percent (10%) of Borrowing Base Asset Value, assets held by Borrowing Base Entities which are not Wholly-Owned Subsidiaries shall be removed from the calculation of Borrowing Base Asset Value to the extent necessary to eliminate such excess;

(vi) the aggregate value attributable to assets which are BBA Development Properties shall not, in any case, exceed ten percent (10%) of Borrowing Base Asset Value; to the extent the aggregate value of such assets constitutes more than ten percent (10%) of Borrowing Base Asset Value, BBA Development Properties shall be removed from the calculation of Borrowing Base Asset Value to the extent necessary to eliminate such excess; and

(vii) the aggregate value attributable to assets which are BBA Development Properties and assets held by Borrowing Base Entities which are not Wholly-Owned Subsidiaries shall not, in any case, exceed, in the aggregate, twenty percent (20.0%) of Borrowing Base Asset Value; to the extent the aggregate value of such assets constitutes more than twenty percent (20%) of Borrowing Base Asset Value, BBA Development Properties and/or assets held by Borrowing Base Entities which are not Wholly-Owned Subsidiaries shall be removed from the calculation of Borrowing Base Asset Value to the extent necessary to eliminate such excess.

For purposes of clarification, (A) with respect to each of subclauses (i) through (vii) above, individual Borrowing Base Assets and the values attributable to any given Borrowing Base Asset may not be partially removed from or included in the calculation of Borrowing Base Asset Value; to the extent any given asset or any portion of the value attributable to any given Borrowing Base Asset is required to be removed from the calculation of Borrowing Base Asset Value, 100% of the value attributable to such Borrowing Base Asset shall be removed from such calculation; and (B) the removal of any such assets or the value thereof from the Borrowing Base Asset Value pursuant to subclauses (i) through (vii) above may be performed in any order so long as the resultant components of the Borrowing Base Asset Value meet all of the criteria set forth in such subclauses (i) through (vii).”

““Borrowing Base Lease” means, as of any date of determination, a lease (which may, in the case of a Qualified Ground Lease Asset, technically be a sublease of the applicable Loan Party’s Real Property interest) with respect to any parcel of Real Property satisfying each of the following requirements (in the reasonable judgment of the Administrative Agent, to the extent the Administrative Agent performs any review of same, otherwise, in the reasonable good faith judgment of the Borrower):

(a) such lease relates to the land and/or improvements located on such Real Property and covers 100.0% of such land and/or 100.0% of the net leasable space contained in such improvements, as applicable;

(b) such lease is a triple net lease such that the Tenant thereunder is required to pay all taxes, utilities, insurance, maintenance, casualty insurance payments and other expenses with respect to the subject Real Property (whether in the form of reimbursements or additional rent) in addition to the base rental payments required thereunder such that net operating income for such Real Property (before non-cash items) equals the base rent paid thereunder;

(c) neither the Tenant under such lease nor any Person that is the franchisor or licensor of any Concept (if any) related to the underlying Real Property, is the subject of a Bankruptcy Event (except to the extent that (A) such Person has been subject to a proceeding under Chapter 11 of the Federal Bankruptcy Code, (B) the applicable bankruptcy court has approved and confirmed such Person’s plan for reorganization or, in the case of the bankruptcy of the Tenant, the trustee in bankruptcy of such Tenant has accepted such lease, (C) to the extent item (B) above is satisfied as a result of the confirmation of a plan of reorganization, all statutory appeal periods with respect to such proposed plan have been exhausted without objection and (D) such Person is performing its obligations under such approved plan);

(d) no required base rental payment, principal payment or interest payment due under such lease is, as of the date of determination, more than sixty (60) days past due with respect to payables greater than $5,000.00 per Real Property; and

(e) the leasable space associated with the underlying Real Property is fully occupied in all material respects by the applicable Tenant (or any sublessee of the applicable Tenant, to the extent such Tenant remains fully obligated to the applicable Loan Party under the related lease) (other than in connection with scheduled renovations or improvements thereto or with a move-in process so long as all rent due under such lease continues to be paid during such period).”

““Calculation Period” means, as of any date of determination commencing with the delivery of the Required Financial Information for the fiscal quarter ending June 30, 2006, the most recent four (4) fiscal quarter period for which the Borrower has provided the Required Financial Information; provided, that for calculations made on a Pro Forma Basis, the amounts calculated for the applicable Calculation Period shall be adjusted as set forth in the definition of the term “Pro Forma Basis,” but shall otherwise relate to the applicable Calculation Period (as defined above).”

““Capitalization Rate” means 8.0%; provided, however, that the capitalization rate shall be reviewed annually and be subject to annual adjustment (with such adjustment being made for each year pursuant to written notice delivered by the Administrative Agent to the Borrower not less than thirty (30) days prior to the next occurring anniversary of the First Amendment Effective Date and to be effective as of the first Business Day following such anniversary) by the Administrative Agent and the Required Lenders in their sole discretion based upon market conditions for comparable property types. Notwithstanding the foregoing, the capitalization rate shall not, in any case, be adjusted (a) by more than one half of one percent (0.50%) in connection with any such annual adjustment and (b) up or down by more than one and one half of one percent (1.50%) during the term of this Agreement.”

““Concept” means any distinctive system for establishing and operating restaurants or automobile service stations or other similar service retail property (or such other system as has been approved by the Administrative Agent pursuant to subclause (h) of the definition of “BBA Development Property” or subclause (f) of the definition of “BBA Operating Property”), which system is the subject of a license or franchise from a Person. Not in limitation of the foregoing, and by way of example only, such systems would include “Jack in the Box,” “Golden Corral,” “IHOP,” “Burger King,” “Pizza Hut,” “Denny’s,” and “Fina.””

““Consolidated EBITDA” means, for any Calculation Period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to:

(a) Consolidated Net Income for such period; plus

(b) the following to the extent deducted in calculating such Consolidated Net Income (and without duplication): (i) Consolidated Interest Charges for such period; (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period; (iii) depreciation and amortization expense; (iv) losses from sales of assets; (v) reductions in Consolidated Net Income resulting from straight-lining of rents; (vi) reductions in Consolidated Net Income relating to “impairment of long lived assets” (including hedging losses); (vii) reductions in Consolidated Net Income relating to “loan reserves”; (viii) any amounts received relating to principal received from third party obligors in the form of principal repayment on mortgage obligations (to the extent such principal payments are applied to the Borrower’s or any of its Subsidiaries’ existing corporate Indebtedness); (ix) the principal component of payments received in respect of Capitalized Lease Obligations during such period; (x) reductions in Consolidated Net Income relating to non-cash extraordinary items; (xi) payments made with respect to Preferred Stock interests; and (xii) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period; and minus

(c) the following to the extent included in calculating such Consolidated Net Income (and without duplication): (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period; (ii) gains from sales of assets (other than property sales from any real properties and/or improvements thereon acquired with the initial intent to hold for sale); (iii) increases in Consolidated Net Income related to straight-lining of rents; and (iv) increases in Consolidated Net Income related to non-cash extraordinary items;

provided, that, (1) each of the above calculations shall include, without duplication, any amounts attributable to any interests held by any Consolidated Party in any Unconsolidated Affiliate and (2) all amounts included in the above calculations (and not otherwise adjusted to account for Outside Interests) shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to Outside Interests.”

““Consolidated Fixed Charges” means, for any Calculation Period, the sum of (in each case, without duplication):

(a) (i) all scheduled payments of principal on Funded Indebtedness of the Consolidated Parties on a consolidated basis due during such period (excluding so-called “bullet maturities” or “balloon payments” and other principal payments upon termination of Funded Indebtedness at the maturity thereof or upon prepayment thereof), (ii) the implied principal component of payments due on Capital Leases and Synthetic Lease Obligations, and (iii) all Debt-like Preferred Stock Expenses incurred during such period in connection with all Debt-like Preferred Stock of the Consolidated Parties and all other dividends paid during such period on any Preferred Stock of the Consolidated Parties, plus

(b) (i) all scheduled payments of principal on Funded Indebtedness of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest of each such entity (excluding so-called “bullet maturities” or “balloon payments” and other principal payments upon termination of Funded Indebtedness at the maturity thereof or upon prepayment thereof) and (ii) all Debt-like Preferred Stock Expenses incurred during such period in connection with Debt-like Preferred Stock of any Unconsolidated Affiliate and all other dividends paid on any Preferred Stock of any Unconsolidated Affiliate during such period, in each case multiplied by the respective Unconsolidated Affiliate Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests, plus

(c) Consolidated Interest Charges for such period.”

““Consolidated Interest Charges” means, for any Calculation Period, the sum of (a) the interest expense in connection with Funded Indebtedness of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP and all other interest obligations (or other obligations that are substantially similar in nature to interest obligations) incurred or accrued during such period, including, without limitation, (i) the amortization of debt discount and premium, (ii) the interest component under Capital Leases, (iii) the implied interest component under Synthetic Lease Obligations, (iv) obligation payments under any Swap Contracts entered into by any Consolidated Party (net of any obligation payments owing to any Consolidated Party under any such Swap Contract and excluding any termination payments owing by any Consolidated Party pursuant to any such Swap Contract), and (v) capitalized interest, on a consolidated basis, as determined in accordance with GAAP, plus (b) without duplication, interest expense or other interest obligations incurred in connection with Funded Indebtedness (including items of the type noted above in (a)(i)-(v)) of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests.”

““Consolidated Total Debt” means, as of any date of determination, an amount equal to (a) Consolidated Total Liabilities as of such date, less (b) to the extent included in the determination of Consolidated Total Liabilities (and without duplication), the sum of (i) normal accounts payables of the Consolidated Parties, (ii) normal accounts payables of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest of each such entity, (iii) trade payables of the Consolidated Parties incurred in the ordinary course of business, (iv) trade payables of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest of each such entity and (v) intangible liabilities to the extent FAS 141 requires treatment of the value of leases associated with purchased real property as intangible assets.”

““Consolidated Total Tangible Assets” means, as of any date of determination, the sum of:

(a) an amount equal to (i) the BBA Development Property Amount as of such date; plus (ii) the BBA Newly Acquired Property Amount as of such date; plus (iii) (A) Property-Level EBITDA generated by all other Real Properties for the most recent Calculation Period, divided by (B) the Capitalization Rate (regardless of whether any such assets are actually included in the calculation of Borrowing Base Asset Value); plus

(b) the book value of all other assets and interests therein held by the Consolidated Parties (provided, that, the amounts calculated pursuant to clause (a) above (i) shall include, without duplication, each Consolidated Parties’ interests in the assets of any Unconsolidated Affiliate and (ii) shall not include any interests in assets to the extent such interests are attributable to any Outside Interests); less

(c) the value of all intangible assets, if any, included in clauses (a) and (b) above.”

““Development Activities” means activities relating directly or indirectly to the development of build-to-suit Real Property assets (whether or not related to Real Properties qualifying as “Development Properties” hereunder).”

““Development Property” means a Real Property that is a build-to-suit property with respect to which construction of the applicable improvements to be located thereon has commenced.”

““FAS 141” Financial Accounting Standard 141 entitled “Business Combinations” adopted by the Financial Accounting Standards Board, as the same may be amended, modified or supplemented from time to time.”

““Fee Letter” means a reference to that certain Fee Letter, dated August 21, 2006 among the Borrower, the Administrative Agent and the Sole Lead Arranger, as the same may be from time to time amended, restated, supplemented or otherwise modified in writing.”

““FFO” means, for a given period, (a) Consolidated Net Income, minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period (other than property sales from any properties acquired with the initial intent to hold for sale), plus (c) depreciation and amortization of real and personal property assets for such period, and after adjustments for unconsolidated partnerships and joint ventures and amortization of capitalized financing costs, plus (d) impairment charges reported by such Persons for such period, plus (e) amounts denoted as provisions for loan losses, plus (f) goodwill impairment, plus (g) non-cash stock compensation, plus (h) the principal component of any Capital Lease Obligations (as determined by GAAP).”

““FFO Distribution Allowance” means, for each fiscal quarter of the Consolidated Parties, an amount equal to (a) 95% of FFO for the immediately preceding fiscal quarter, plus (b) to the extent not otherwise distributed prior to commencement of the quarter for which such calculation is being performed, 95% of FFO for the three fiscal quarters immediately preceding the fiscal quarter referenced in clause (a). In determining whether an amount distributed in a given fiscal quarter is applicable to the FFO of such fiscal quarter or a prior fiscal quarter, the Borrower shall, in all cases, assume that amounts distributed are distributed with respect to FFO earned in the most recent fiscal quarter for which there exists undistributed FFO.”

““First Amendment” means the First Amendment to Credit Agreement dated as of September 28, 2006 by and among the Borrower, the Guarantors thereunder, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender thereunder, the Lenders thereunder and such other entities that are parties thereto.”

““First Amendment Effective Date” shall have the meaning specified in the First Amendment.”

““Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending, with respect to Eurodollar Revolving Loans, on the date which is seven days or one, two, three, six, nine or twelve months thereafter, or, with respect to Eurodollar Term Loans, on the date which is one, two, three, six, nine or twelve months thereafter, in each case, as selected by the Borrower in its Committed Loan Notice (and to the extent available from each Lender); provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period shall extend beyond the Revolver Maturity Date or Term Loan Maturity Date, as applicable.”

““Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Borrower’s internal controls over financial reporting, in each case as described in the Securities Laws applicable to the Borrower.”

““Letter of Credit Expiration Date” means, subject to the Borrower’s rights under Section 2.03(g) to extend such date through Cash Collateralization of the applicable Letters of Credit, the day that is thirty (30) days prior to the Revolver Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day); provided, that, notwithstanding anything contained herein to the contrary, the “Letter of Credit Expiration Date” with respect to any Letter of Credit may not be extended beyond the date which is the day that is thirty (30) days prior to the Revolver Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day) except to the extent (a) such Letter of Credit has been Cash Collateralized in accordance with Section 2.03(g); (b) such extension is for a period that does not extend beyond the date which is twelve (12) months following the applicable Revolver Maturity Date; and (c) the L/C Issuer has approved such extension in writing (such approval not to be unreasonably withheld or delayed).”

““Property-Level EBITDA” means, for any Real Property for any period, an amount equal to (a) the net income (excluding extraordinary items) of such Real Property for such period before (without duplication) interest expense applicable to such Real Property, income taxes applicable to such Real Property and depreciation and amortization applicable to such Real Property, all as determined in accordance with GAAP, multiplied by (b) (i) if such Real Property is owned by a Wholly-Owned Subsidiary of the Borrower, one; or (ii) if such Real Property is owned by a Consolidated Party that is not the Borrower or a Wholly-Owned Subsidiary of the Borrower, the Borrower Interest with respect to such Consolidated Party; provided, that interest expense, income taxes and other entity-level expenses shall be allocated among all Real Properties owned by the applicable entity(ies) on a pro rata basis based on the percentage of each such Real Property’s revenue to the total revenue of all such Real Properties.”

““Platform” has the meaning specified in Section 7.02 hereof.”

““Public Lender” has the meaning specified in Section 7.02 hereof.”

““Registered Public Accounting Firm” has the meaning specified in Section 7.01(a) hereof.”

““Responsible Officer” means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer or controller of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a certificate delivered to the Administrative Agent and signed by a Responsible Officer and the applicable designee. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.”

““Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002, as amended, and any successor statute.”

““Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Borrower Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.”

““Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(b) or in connection with Section 2.06(b), in the principal amount set forth opposite such Lender's name on Schedule 2.01 (as adjusted from time to time in accordance with the terms of Section 1.07) or as committed by such Lender in connection with Section 2.06(b). The aggregate principal amount of the Term Loan Commitments of all of the Lenders as in effect on the First Amendment Effective Date is TWO HUNDRED SEVENTY-FIVE MILLION DOLLARS ($275,000,000.00).”

(b) Section 2.02(a). Section 2.02(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the irrevocable notice from the Borrower to the Administrative Agent, which may be given by telephone or electronic mail (provided that such telephonic notice or electronic mail complies with the information requirements of the form of Committed Loan Notice attached hereto). Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, all Committed Borrowings made on the First Amendment Effective Date shall be made as Base Rate Loans unless the Borrower shall have delivered all items reasonably requested by the Administrative Agent for the making of Eurodollar Rate Loans at least three (3) days prior to the First Amendment Effective Date. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic, electronic or hard-copy written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion of a Eurodollar Rate Loan to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to such Eurodollar Rate Loan. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.”

(c) Section 2.03(a)(ii). Section 2.03(a)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(ii) The L/C Issuer shall not issue any Letter of Credit if, subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or the expiry date of such requested Letter of Credit would occur after the then-effective Letter of Credit Expiration Date, unless either (A) such Letter of Credit has been Cash Collateralized pursuant to Section 2.03(g) and the applicable Letter of Credit Expiration Date has been otherwise extended in accordance with the definition of the term “Letter of Credit Expiration Date;” or (B) the L/C Issuer and all the Lenders have approved such expiry date.”

(d) Section 2.03(a)(iii)(B). Section 2.03(a)(iii)(B) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(B) the issuance of such Letter of Credit would violate or one or more policies of the L/C Issuer applicable to letters of credit generally;”

(e) Section 2.03(b)(i). Section 2.03(b)(i) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:

“Notwithstanding anything contained herein to the contrary, Letter of Credit Applications and materials related thereto may be delivered by the Borrower via hard copy, facsimile or electronic mail.”

(f) Section 2.03(b)(ii). Section 2.03(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone, electronic mail or in hard-copy writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more of the applicable conditions contained in Article V shall not then be satisfied, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.”

(g) Section 2.03(b)(iii). Section 2.03(b)(iii) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone, electronic mail or in hard-copy writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or any Loan Party that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each case directing the L/C Issuer not to permit such extension.”

(h) Section 2.03(c)(i). The last sentence of Section 2.03(c)(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing or by electronic mail; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.”

(i) Section 2.03(c)(vi). Section 2.03(c)(vi) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.”

(j) Section 2.04(b). Section 2.04(b) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone or electronic mail. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone, electronic mail or in hard-copy writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone, electronic mail or in hard-copy writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone, electronic mail or in hard-copy writing) from the Administrative Agent (including at the request of any Lender) prior to 2:30 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower in immediately available funds.”

(k) Section 2.04(c)(i). The second sentence of Section 2.04(c)(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 5.02.”

(l) Section 2.04(c)(iii). Section 2.04(c)(iii) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.”

(m) Section 2.05(a)(iii). Section 2.05(a) of the Credit Agreement is hereby amended by adding the following at the end of such section:

“(iii) All notices required by this clause (a) may be delivered by electronic mail, facsimile or in hard-copy writing.”

(n) Section 2.06(b).

(i) The first paragraph of Section 2.06(b) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(b) Voluntary Increases. Following the First Amendment Effective Date, the Aggregate Revolving Commitments and/or the Total TL Outstandings may, at the option of the Borrower, be increased by an aggregate amount of up to $200,000,000 (with the total amount of such increases (to the extent less than $200,000,000) and the requested allocation of such increases between the Aggregate Revolving Commitments and/or the Total TL Outstandings to be at the option of the Borrower (provided, that increases to either of the Aggregate Revolving Commitments or the Total TL Outstandings shall be in an aggregate amount of $25,000,000 or any whole multiple of $5,000,000 in excess thereof)) if:”

(ii) Section 2.06(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(i) to the extent it desires to increase one or both of the Aggregate Revolving Commitments or the Total TL Outstandings, the Borrower shall request such increase(s) in writing to the Administrative Agent and shall specify therein the amount(s) of its requested increase(s) and allocation thereof between the Aggregate Revolving Commitments and/or the Total TL Outstandings;”

(iii) The penultimate paragraph of Section 2.06(b) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“Notwithstanding anything contained herein to the contrary, the Borrower may make a request for increase (whether with respect to the Aggregate Revolving Commitments, the Total TL Outstandings or both) pursuant to this Section 2.06(b) not more than four (4) times during the term of the Agreement.”

(o) Section 2.06(c). Section 2.06(c) of the Credit Agreement is hereby amended by adding the following at the end of such section:

“All notices deliverable pursuant to this Section 2.06 may be delivered by electronic mail, facsimile or in hard-copy writing.”

(p) Section 2.07(c). Section 2.07(c) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(c) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the demand of the Swing Line Lender, (ii) the date that is three (3) Business Days after such Loan is made and (iii) the Revolver Maturity Date.”

(q) Section 2.09(a). Section 2.09(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(a) Unused Fees. The Borrower shall, for each calendar quarter (or portion thereof) ending during the term commencing as of the First Amendment Effective Date and ending as of the last day of the Availability Period, pay to the Administrative Agent for the account of each Lender holding a Revolving Commitment as of the end of such period (in accordance with such Lender’s Applicable Percentage of the Aggregate Revolving Commitments as of such date) an unused fee (the “Unused Fee”) in an amount equal to (i) a rate equal to 20 basis points per annum (calculated based on the total number of days in the applicable period), multiplied by (ii) (A) an amount equal to (1) the sum of the Aggregate Revolving Commitments as of the beginning of each day during the applicable period, less (2) the sum of the Total Revolving Outstandings as of the beginning of each day during such period, divided by (B) the number of days in such period. The unused fee shall accrue at all times during the term of this Agreement for which there exist any Revolving Commitments, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the First Amendment Effective Date, and on the last day of the Availability Period.”

(r) Section 2.12(b)(i). Section 2.12(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Revolving Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Committed Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.”

(s) Section 6.05(e). Section 6.05 of the Credit Agreement is hereby amended by adding the following at the end of such section:

“(e) To the best knowledge of the Borrower, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or could reasonably be expected to result in a misstatement in any material respect, in any financial information delivered or to be delivered to the Administrative Agent or the Lenders, of (i) covenant compliance calculations provided hereunder or (ii) the assets, liabilities, financial condition or results of operations of the Borrower and its Subsidiaries on a consolidated basis.”

(t) Section 6.27. Article VI of the Credit Agreement is hereby amended by adding the following at the end of such article:

“6.27 Taxpayer Identification Number.

The true and correct U.S. taxpayer identification number of the Borrower and each other Loan Party is set forth on Schedule 6.27 (as of the most recent update thereof in accordance with Section 7.02(d) or as otherwise updated as of the date any Person becomes a Loan Party hereunder).”

(u) Section 7.01. Section 7.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“7.01 Financial Statements.

Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2006), a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by (i) a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (a “Registered Public Accounting Firm”), which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (provided, that to the extent any components of such consolidated financial statements relating to a prior fiscal period are separately audited by different Registered Public Accounting Firms, the audit report of any such Registered Public Accounting Firm delivered pursuant hereto may contain qualifications or exceptions as to scope of such consolidated financial statements as they relate to such components audited by other Registered Public Accounting Firms) and (ii) an opinion of such Registered Public Accounting Firm independently assessing the Borrower’s internal controls over financial reporting in accordance with, and to the extent required by, Sarbanes-Oxley and for so long as Sarbanes-Oxley is in effect; and

(b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended September 30, 2006), a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Consolidated Parties in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

As to any information contained in materials furnished pursuant to Section 7.02(g), the Borrower shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.”

(v) Section 7.02(b). Section 7.02(b) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower (including an update to Schedule 5.01(n) and Schedule 6.27);”

(w) Section 7.03(f). Section 7.03 of the Credit Agreement is hereby amended by adding the following at the end of such section:

“(f) Promptly upon any Responsible Officer obtaining knowledge thereof notify the Administrative Agent of the determination by the Registered Public Accounting Firm providing the opinion required under Section 7.01(a)(ii) (in connection with its preparation of such opinion) or the Borrower’s determination at any time of the occurrence or existence of any Internal Control Event.”

(x) Section 8.02(l). Section 8.02(l) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(l) Investments constituting the acquisition of Real Property or mortgages secured by real property (including leasehold) interests, in each case, in the ordinary course of business; provided, that (i) any such Investments shall be with respect to Real Property or real estate located in the United States of America except to the extent approved by the Administrative Agent in writing (such approval to be granted or withheld in the reasonable discretion of the Administrative Agent) and (ii) Investments in Real Properties constituting Development Properties shall be subject to the limitations set forth in clause (h) above;”

(y) Section 8.03(n). Section 8.03(n) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(n) secured purchase money Indebtedness (including Capitalized Leases) that is Non-Recourse Indebtedness (other than with respect to recourse to the asset being financed with such purchase money Indebtedness) incurred by any Loan Party if such Indebtedness does not exceed the lower of the fair market value or the cost of the applicable assets on the date acquired;”

(z) Proviso at the end of Section 8.03. The proviso at the end of Section 8.03 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“provided, however, that notwithstanding the foregoing, the Borrowing Base Entities shall not, at any time, incur or otherwise be liable for any Indebtedness (whether Secured Indebtedness or Unsecured Indebtedness) other than (x) Indebtedness of the type permitted under clause (g) above incurred by any such Borrowing Base Entity in its capacity as an Originator, servicer or guarantor in connection with any Permitted Securitization Transfer or Securitization Transaction Documents; (y) Indebtedness hereunder and under the other Loan Documents, and (z) Indebtedness secured by Permitted Liens of the type described in clauses (c), (d), (g), (j), (k) and/or (o)(ii) of Section 8.01.”

(aa) Section 8.05(a)(ii). Section 8.05(a)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(ii) Intentionally Omitted.”

(bb) Section 8.11(a). Section 8.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any Calculation Period to be greater than 0.65x.”

(cc) Section 8.11(b). Section 8.11(b) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(b) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as of the end of any Calculation Period to be less than the sum of (i) $750,000,000, plus (ii) an amount equal to 85% of the Net Proceeds of any Equity Issuance(s) by the Consolidated Parties issued after the First Amendment Effective Date and prior to the end of such period (other than any such Net Proceeds received from a Consolidated Party).”

(dd) Section 8.11(c). Section 8.11(c) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any Calculation Period to be less than: (i) for each Calculation Period ending on or prior to March 31, 2008, 1.20x; and (ii) for each other Calculation Period, 1.30x.”

(ee) Section 8.11(d). Section 8.11(d) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“(d) Secured Debt to Consolidated Total Tangible Assets Ratio. Permit, as of the end of any Calculation Period, the ratio of the Secured Indebtedness of the Consolidated Parties to Consolidated Total Tangible Assets to be greater than 0.45x.”

(ff) Section 11.02(e). Section 11.02 of the Credit Agreement is hereby amended by adding the following at the end of such section:

“(e) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).”

(gg) Section 11.18. Article XI of the Credit Agreement is hereby amended by adding the following at the end of such article:

“11.18 No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby, the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Arranger, on the other hand, and the Borrower and each other Loan Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent and the Arranger each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower, any other Loan Party or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor the Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or any other Loan Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or the Arranger has advised or is currently advising the Borrower, any other Loan Party or any of their respective Affiliates on other matters) and neither the Administrative Agent nor the Arranger has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent and the Arranger have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Borrower and the other Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty.”

(hh) Section 11.19. Article XI of the Credit Agreement is hereby amended by adding the following at the end of such article:

“11.19 New Schedule 6.27.

The Borrower shall prepare Schedule 6.27 for inclusion in the Credit Agreement and shall deliver the same to the Administrative Agent prior to the First Amendment Effective Date. Such Schedule 6.27 shall be in the form attached to the First Amendment as Exhibit A. Upon acceptance of such Schedule 6.27 by the Administrative Agent, such schedule shall be included in the Credit Agreement.

2. Conditions Precedent. The effectiveness of this First Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(a) a counterpart of this First Amendment duly executed by each of the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; provided, notwithstanding the foregoing, the amendment to the definition of “Applicable Margin” (referenced in Section 1 of this First Amendment) shall not be effective unless and until this First Amendment is executed by each of the Borrower, the Guarantors, each of the Lenders holding Revolving Loans and the Administrative Agent;

(b) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Amendment and the other Loan Documents to which such Loan Party is a party;

(c) The Administrative Agent shall have received a duly completed Compliance Certificate as of the First Amendment Effective Date prepared on a Pro Forma Basis and based on information obtained as of June 30, 2006, signed by a Responsible Officer of the Borrower, giving effect, on a Pro Forma Basis, to all material Acquisitions, Dispositions, Debt Issuances and/or Equity Issuances which may have occurred prior to the First Amendment Effective Date;

(d) a legal opinion of Sidley Austin LLP, counsel for the Loan Parties;

(e) payment by Borrower of (i) any fees required by the Fee Letter, (ii) all other reasonable outstanding fees and expenses of the Administrative Agent and the Administrative Agent’s counsel incurred in connection with the preparation of this First Amendment which are due and payable as of the date hereof, (iii) all other reasonable fees and expenses relating to the preparation, execution and delivery of this First Amendment or otherwise related to the Credit Agreement or the Loan Documents which are due and payable as of the date hereof, including, without limitation, payment to the Administrative Agent of reasonable attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrower and the Administrative Agent in connection with the Credit Agreement and (iv) all other reasonable fees and expenses due and then-owing from the Borrower to the Administrative Agent and Lenders pursuant to the terms hereof, the terms of the Credit Agreement and the terms of the other Loan Documents, in the case of each of clauses (i), (ii), (iii) and (iv) as shall have been set forth in one or more invoices therefore delivered to the Borrower prior to the closing with respect to this First Amendment; and

(f) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3. Representations. The Borrower and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders as follows:

(a) Authorization. The Borrower and each of the Guarantors, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this First Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms. This First Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each Guarantor, respectively, and each of this First Amendment and the Credit Agreement, as amended by this First Amendment, is a legal, valid and binding obligation of the Borrower and each Guarantor (each as applicable), enforceable against the Borrower and each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by applicable Debtor Relief Laws and by equitable principles generally (whether enforcement is sought by proceedings in equity or at law).

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and each of the Guarantors of this First Amendment and the performance by the Borrower and/or the Guarantors of this First Amendment and the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval (other than those already obtained) by any Governmental Authority or violate any law (including any Environmental Laws) which is applicable to the Borrower, any Guarantors, the Loan Documents or the transactions contemplated herein or therein; (ii) conflict with, result in a breach of or constitute a default under the Organization Documents of the Borrower or any of the Guarantors or any Material Contractual Obligation to which the Borrower or any of the Guarantors or is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien under any Material Contractual Obligation upon or with respect to any property now owned or hereafter acquired by the Borrower or any Guarantor other than in favor of the Administrative Agent for the benefit of the Lenders.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this First Amendment.

4. Reaffirmation of Representations. The Borrower and each of the Guarantors hereby repeat and reaffirm in all material respects all representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof (other than any representation or warranty expressly relating to an earlier date) with the same force and effect as if such representations and warranties were set forth in this First Amendment in full except to the extent of changes resulting from matters permitted under the Loan Documents or other changes in the ordinary course of business not having a Material Adverse Effect.

5. Reaffirmation of Guaranty. Each of the Guarantors hereby reaffirms its continuing guaranty obligations to the Administrative Agent and the Lenders under the Credit Agreement and agrees that the transactions contemplated by this First Amendment shall not in any way affect the validity and enforceability of their respective guaranty obligations thereunder or reduce, impair or discharge the obligations of such Guarantors thereunder.

6. Severability. If any provision of any of this First Amendment or of the Credit Agreement, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment, and this First Amendment shall be deemed a Loan Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any arbitration provisions or waiver provisions).

8. Expenses. The Borrower shall reimburse the Administrative Agent promptly following demand for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith.

9. Benefits. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10. No Novation. The parties hereto intend this First Amendment to evidence the amendments to the terms of the existing indebtedness of the Borrower and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

11. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

12. No Implied Agreements. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

13. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this First Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

14. Binding Effect. This First Amendment shall become effective as of the date set forth in the introductory paragraph hereof (the “First Amendment Effective Date”) at such time when: (a) all of the conditions set forth in Section 2 hereof have been satisfied or waived by the Required Lenders; (b) this First Amendment shall have been executed by the Borrower, the Guarantors and the Administrative Agent; and (c) the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of the Required Lenders. Thereafter, this First Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

15. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended hereby. The interpretive provisions set forth in Sections 1.02 and 1.03 of the Credit Agreement shall apply to this First Amendment as though set forth herein.

[Remainder of Page Left Intentionally Blank - Signature Pages Follow]

CHAR1\909716v6

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date written above.

BORROWER:	TRUSTREET PROPERTIES, INC. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
GUARANTORS:
CFD HOLDINGS II, LLC

By: RESTAURANT ASSETS, LLC, as Member

By: CNL FINANCIAL LP HOLDING, LP, as Member

By: CNL FINANCIAL GP HOLDING CORP., as General Partner

By:  /s/ Steven D. Shackelford
Name:  Steven D. Shackelford
Title: Secretary

CNL APF GP CORP. By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
CNL APF PARTNERS, L.P. By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
CNL FINANCIAL GP HOLDING CORP. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL FINANCIAL LP HOLDING, LP By: CNL FINANCIAL GP HOLDING CORP., as General Partner By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL FINANCIAL SERVICES GP CORP. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL FINANCIAL SERVICES, LP By: CNL FINANCIAL SERVICES GP CORP., as General Partner By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL RESTAURANT ADVISORS, INC. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL RESTAURANT CAPITAL CORP. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL RESTAURANT CAPITAL GP CORP. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL RESTAURANT CAPITAL, LP By: CNL RESTAURANT CAPITAL GP CORP., as General Partner By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL RESTAURANT DEVELOPMENT, INC. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
CNL RESTAURANT INVESTMENTS, INC. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
TRUSTREET BROKERAGE SERVICES, INC., FORMERLY CNL RESTAURANT SERVICES, INC. By: /s/ Peter John Behr Name: Peter John Behr Title: President
FUEL SUPPLY, INC. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
NORTH AMERICAN RESTAURANT MANAGEMENT, INC. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
RAI RESTAURANTS, INC. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
REAL ESTATE HOLDINGS I, LLC By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
REAL ESTATE HOLDINGS II, LLC By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
RESTAURANT ASSETS, LLC By: CNL FINANCIAL LP HOLDING, LP, as Member By: CNL FINANCIAL GP HOLDING CORP., as General Partner By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
USRP (BOB), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (DEEDEE), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (DON), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President

USRP (FAIN 10), L.P.

By: USRP GP8, LLC, as General Partner

By: CNL APF PARTNERS, LP, as Manager

By: CNL APF GP CORP., as General Partner

By:  /s/ Rosemary Q. Mills
Name:  Rosemary Q. Mills
Title: Senior Vice President

USRP (FRED), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (GANT1), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (GANT2), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (HAWAII), LLC By: USRP HOLDING CORP., as Manager By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary
USRP (JENNIFER), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President

USRP (KATY), L.P.

By: USRP GP8, LLC, as General Partner

By: CNL APF PARTNERS, LP, as Manager

By: CNL APF GP CORP., as General Partner

By:  /s/ Rosemary Q. Mills
Name:  Rosemary Q. Mills
Title: Senior Vice President

USRP (MINNESOTA), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (SARAH), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (STEVE), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP (SYBRA), LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP GP8, LLC By: CNL APF PARTNERS, LP, as Manager By: CNL APF GP CORP., as General Partner By: /s/ Rosemary Q. Mills Name: Rosemary Q. Mills Title: Senior Vice President
USRP HOLDING CORP. By: /s/ Steven D. Shackelford Name: Steven D. Shackelford Title: Secretary

CHAR1\909716v6

ADMINISTRATIVE AGENT/LENDERS:

BANK OF AMERICA, N.A., as
Administrative Agent, L/C Issuer and Swing Line Lender

By:  /s/ Mark Lariviere

Name:  Mark Lariviere
Title:  Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:  /s/ Mark Lariviere
Name:  Mark Lariviere
Title:  Senior Vice President

CHAR1\909716v6

KEYBANK, NATIONAL ASSOCIATION, in its capacity as a Lender and in its capacity as Syndication Agent

By:  /s/ Daniel P. Stegemoeller
Name:  Daniel P. Stegemoeller
Title:  Sr. Banker

CHAR1\909716v6

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), in its capacity as a Lender and in its capacity as Documentation Agent

By:  /s/ Bill O’Daly
Name:  Bill O’Daly
Title:  Director

By:  /s/ Rianka Mohen
Name:  Rianka Mohen
Title:  Associate

CHAR1\909716v6

SOCIETE GENERALE, in its capacity as a Lender and in its capacity as Documentation Agent

By:  /s/ C.H. Butterworth
Name:  C.H. Butterworth
Title:  Director

CHAR1\909716v6

WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Lender and in its capacity as Documentation Agent

By:  /s/ Wesley G. Carter
Name:  Wesley G. Carter
Title:  Director

CHAR1\909716v6

EMIGRANT BANK, in its capacity as a Lender

By:  /s/ Patricia Goldstein
Name:  Patricia Goldstein
Title:  Senior Executive Vice President

CHAR1\909716v6

WELLS FARGO BANK, N.A., in its capacity as a Lender

By:  /s/ Randy Mellott
Name:  Randy Mellott
Title:  Director

CHAR1\909716v6

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., in its capacity as a Lender

By:  /s/ Angela M. Fabus
Name:  Angela M. Fabus
Title:  Vice President

CHAR1\909716v6

PNC BANK, N.A., in its capacity as a Lender

By: /s/ Tracy L. Kochanowski
Name:  Tracy L. Kochanowski
Title:  Vice President

CHAR1\909716v6

CATHAY UNITED BANK, in its capacity as a Lender

By:  /s/ Christina Yuan
Name:  Christina Yuan
Title:  AVP/Deputy General Manager

CHAR1\909716v6

COMPASS BANK, in its capacity as a Lender

By:  /s/ Johanna Duke Paley
Name:  Johanna Duke Paley
Title:  Senior Vice President

CHAR1\909716v6

RAYMOND JAMES BANK, FSB, in its capacity as a Lender

By:  /s/ Thomas G. Scott
Name:  Thomas G. Scott
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
AMMC CLO V., LIMITED
American Money management Corp., as Collateral Manager
Name of Bank/Institution

By:  /s/ Chester M. Eng
Name:  Chester M. Eng
Title:  Senior Vice President

CHAR1\909716v6

TERM LOAN LENDER
BLACK DIAMOND CLO 2005-1 LTD.
Black Diamond Capital Management, L.L.C.
as its Collateral Manager
Name of Bank/Institution

By:  /s/ James J. Zenni, Jr.
Name:  James J. Zenni, Jr.
Title:  President & Managing Partner

CHAR1\909716v6

TERM LOAN LENDER
BLACK DIAMOND CLO 2005-2 LTD.
Black Diamond Capital Management, L.L.C. as its Collateral Manager
Name of Bank/Institution

By:  /s/ James J. Zenni, Jr.
Name:  James J. Zenni, Jr.
Title:  President & Managing Parnter

CHAR1\909716v6

TERM LOAN LENDER

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
Name of Bank/Institution

By:  /s/ Alan Corkish
Name:  Alan Corkish
Title:  Director

CHAR1\909716v6

TERM LOAN LENDER
BLUE SQUARE FUNDING LIMITED SERIES 3
DB Services New Jersey, Inc.
Name of Bank/Institution

By:  /s/ Alice L. Wagner
Name:  Alice L. Wagner
Title:  Vice President

By:  /s/ Deborah O’Keeffe
Name:  Deborah O’Keeffe
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE CDO III, LTD.
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE CDO VI, LTD.
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

TERM LOAN LENDER
EATON VANCE CDO VII, PLC.
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE CDO VIII, LTD.
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE FLOATING RATE INCOME TRUST
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE LIMITED DURATION INCOME FUND.
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE SENIOR FLOATING RATE TRUST
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE SENIOR INCOME TRUST
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE SENIOR DURATION DIVERSIFIED INCOME FUND
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE VARIABLE LEVERAGE FUND LTD.
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
EATON VANCE VT FLOATING RATE INCOME FUND
Eaton Vance Management as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
Elf Funding Trust I
Highland Capital management, LP., As Collateral Manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER

Emerald Orchard Limited
Name of Bank/Institution

By:  /s/ Neam Ahmed
Name:  Neam Ahmed
Title:  Authorized Signatory

CHAR1\909716v6

TERM LOAN LENDER
Gleneagles CLO, Ltd.
Highland Capital Management, L.P., as Collateral Manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER
Grayson & Co.
Boston Management and Research as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
                                LaSalle Bank N.A. as Trustree for H/2 Real Estate CDO 2006-1 Ltd.
Name of Bank/Institution

By:  /s/ Michael Oliver
Name:  Michael Oliver
Title:  Assistant Vice President

CHAR1\909716v6

TERM LOAN LENDER
HFT Real Estate CDO 2006-Q, Ltd.
Highland Capital Management, L.P. As Collateral Manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER

Highland Floating Rate Advantage Fund
Name of Bank/Institution

By:  /s/ Joe Dougherty
Name:  Joe Dougherty
Title:  Senior Vice President

CHAR1\909716v6

TERM LOAN LENDER
Highland Legacy Limited
Highland Capital Management, L.P., As Collateral Manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER
Highland Offshore Partners, L.P.
Highland Capital Management, L.P., As Collateral Manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER
ING Investment Management CLO I, Ltd.
ING Investment Management Co. as its Investment Manager
Name of Bank/Institution

By:  /s/ James L. Essert
Name:  James L. Essert
Title:  Vice President

TERM LOAN LENDER
ING Prime Rate Trust
ING Investment Management Co. as its Investment Manager
Name of Bank/Institution

By:  /s/ James L. Essert
Name:  James L. Essert
Title:  Vice President

TERM LOAN LENDER
ING Senior Income Fund
ING Investment Management Co. as its Investment Manager
Name of Bank/Institution

By:  /s/ James L. Essert
Name:  James L. Essert
Title:  Vice President

TERM LOAN LENDER
ING International (II) Senior Bank Loans Euro
ING Investment Management Co. as its Investment Manager
Name of Bank/Institution

By:  /s/ James L. Essert
Name:  James L. Essert
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
Jasper CLO, Ltd.
Highland Capital Management, L.P., As Collateral manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER
Kingsland I, Ltd.
Name of Bank/Institution

By:  /s/ Vincent Siino
Name:  Vincent Siino
Title:  Authorized Officer

CHAR1\909716v6

TERM LOAN LENDER
Kingsland II, Ltd.
Name of Bank/Institution

By:  /s/ Vincent Siino
Name:  Vincent Siino
Title:  Authorized Officer

CHAR1\909716v6

TERM LOAN LENDER

Linville Funding, LLC
Name of Bank/Institution

By:  /s/ Anna M. Tallent
Name:  Anna M. Tallent
Title:  Assistant Vice President

CHAR1\909716v6

TERM LOAN LENDER

Loan Star State Trust
Highland Capital Management, L.P., As Collateral Manager
Strand Advisors, Inc., Its Investment Advisor
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER

Pam Capital Funding, L.P.
Highland Capital Management, L.P., As Collateral Manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

TERM LOAN LENDER

Pioneer Floating Rate Trust
Name of Bank/Institution

By:  /s/ Joe Dougherty
Name:  Joe Dougherty
Title:  Portfolio Manager

CHAR1\909716v6

TERM LOAN LENDER

Senior Debt Portfolio
Boston Management and Research as Investment Advisor
Name of Bank/Institution

By:  /s/ Michael B. Botthof
Name:  Michael B. Botthof
Title:  Vice President

CHAR1\909716v6

TERM LOAN LENDER
Southfork CLO, Ltd.
Highland Capital Management, L.P., As Collateral Manager
Strand Advisors, Inc., Its General Partner
Name of Bank/Institution

By:  /s/ Brian Lohrding
Name:  Brian Lohrding
Title:  Treasurer

CHAR1\909716v6

TERM LOAN LENDER

Trimaran CLO IV Ltd.
Trimaran Advisors, L.L.C.
Name of Bank/Institution

By:  /s/ David M Millison
Name:  David M. Millison
Title:  Managing Director

CHAR1\909716v6

TERM LOAN LENDER

Trimaran CLO V Ltd.
Trimaran Advisors, L.L.C.
Name of Bank/Institution

By:  /s/ David M Millison
Name:  David M. Millison
Title:  Managing Director